Exhibit 99.2

Exhibit 99.2

SunCoke Energy Partners, L.P.

Q3 2013 Earnings

Conference Call

October 25, 2013

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the Third Quarter 2013 earnings releases of SunCoke Energy Partners, L.P. (SXCP) and the conference call held on October 25, 2013 at 10:00 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXCP Q3 2013 Earnings Call

SXCP Q3 2013 Highlights

Continued Operations Excellence

Sustained high-level of operating performance at our cokemaking and coal handling facilities - Adjusted EBITDA of $35.7M

Cokemaking capacity utilization of 108%

Delivered on Key Growth Opportunities

Completed two coal logistics acquisitions: Lake Terminal (August 30) and Kanawha River Terminals (KRT) (October 1)

- Transactions immediately accretive to unitholders

Received favorable private letter ruling on iron ore concentrating/pelletizing

Enhanced Financial Flexibility

Upsized revolver by $50M to $150M

Cash position of $79M

Increased Cash Distributions per Unit

Increased Q3 quarterly cash distribution 2.4% to $0.4325/unit for November 2013 payment

Expect to increase Q4 cash distribution by 10% to $0.4750 for February 2014 payment

SXCP Q3 2013 Earnings Call

SXCP Q3 2013 Financial Results

Delivered net income attributable to SXCP of $13.7M, or $0.43 per unit

– Coke sales volumes down 17 thousand tons to 447 thousand tons in Q3

– Cokemaking Adjusted EBITDA per ton up $12/ton to $87/ton vs. prior year

– Includes $2.4M in acquisition costs in Q3 ($1.8M related to payment to DTE Energy for Lake Terminal rights)

Coal Logistics immediately contributing

– Lake Terminal generated ~$0.7M in EBITDA in one month of operation

– Closed KRT on October 1 and expect transaction to be immediately accretive

Adjusted EBITDA(1)

($ in millions)

$29.4

$29.7

$34.7

$41.5

$37.0

$35.7

$11.4

$13.3

$13.6

$30.1

$23.7

$22.1

1Q12 2Q12 3Q12

1Q13 2Q13 3Q13

Attributable to SXCP

Attributable to SXC

Net Income

($ in millions)

$12.4

$11.7

$17.4

1Q12 2Q12 3Q12

$23.9

$26.4

$24.5

$12.1

$10.6

$10.8

$11.8

$15.8

$13.7

1Q13 2Q13 3Q13

Attributable to SXCP

Attributable to SXC

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

SXCP Q3 2013 Earnings Call

SXCP Q3 2013 Distributable Cash Flow

Q3 2013 distributable cash flow was $18.5 million, or $0.58/unit

– Provides coverage ratio of 1.33x on declared cash distribution of

~$13.9 million (or $0.4325/unit)

– Includes $1.8M DTE payment and $0.6M make-whole payment from SXC

– Higher coverage ratios reflect timing of on-going capital expenditures

Based on proforma 50/50 debt/equity financing, expect Coal Logistics acquisitions would add $0.15/unit annually to distributable cash flow

– Estimate ~$10 million or $0.30/unit accretion as financed

Distributable Cash Flow

($ in millions)

(1)

$22.0

$18.7

$18.5

Distributable Cash Flow

Q1 2013

Q2 2013

Q3 2013

Coverage Ratio

Target coverage ratio ~1.15x

1.66x

1.38x

1.33x

Coverage Ratio

Q1 2013

Q2 2013

Q3 2013

(1) Proforma assuming closing of SXCP IPO effective January 1, 2013

SXCP Q3 2013 Earnings Call

Near-Term Distribution Growth

Strong operations and recent acquisitions support current and potential future increases to per unit cash distribution rate

Distribution per Unit Outlook

($/unit)

+15%

Minimum quarterly distribution $0.4125

$0.3071

$0.4225

$0.4325

$0.4750

(1)

May ’13 Aug ’13 Nov ’13 Feb ’14

(1) Reflects proration of minimum quarterly distribution rate for the January 23, 2013 closing of the SXCP IPO

Increased Q3 cash distribution per unit 2.4% to $0.4325 for November payment

- Represents a 4.8% increase over $0.4125 minimum quarterly distribution (MQD)

Expect to increase the per unit rate 9.8% to $0.4750 for the Q4 payment in February 2014

- Represents 15% increase over the MQD

- At $1.90 annualized, we reach first Incentive Distribution Right (IDR) split to General Partner

SXCP Q3 2013 Earnings Call

SXCP Liquidity Position

Upsized revolver by $50 million, maintaining financial flexibility to seize new growth opportunities

$115.6

$24.5

$8.3

($7.1 )

($38.5)

($10.8)

($13.5)

$78.5

$7.8M to SXC

$5.7M to SXCP public holders

Ongoing CapEx: ($3.2M)

Environmental CapEx:

($6.7M)

Lake Terminal: ($28.6)

Q2 2013 Cash Balance

Q3 2013 Net Income

Depreciation

Working Capital Changes/ Other

Capital Expenditures & Investments

Cash Distribution to SXC for 35% interest

Cash Distribution to all holders including SXC units

Q3 2013 Cash Balance

Post Q3 Close:

On 10/1/13 closed KRT transaction, drawing down SXCP cash position by $46M and tapping SXCP revolver for $40M (Remaining SXCP revolver capacity $110M, reflecting revolver upsize during Q3)

SXCP Q3 2013 Earnings Call

SXCP 2013 Outlook

Revised FY 2013 guidance on strength of cokemaking operations and the Lake Terminal and KRT acquisitions

Midpoint Proforma(1) 2013 Outlook

($ and units in millions, except per unit data) Q4 Guidance Low High

Adjusted EBITDA attributable to SXCP(2) $25.0 $ 95.0 $100.0

Less:

Ongoing capital expenditures (SXCP share) 4.9 9.1 9.1

Accrual for replacement capital expenditures 0.9 3.7 3.7

Cash interest 3.2 11.8 11.8

Plus:

DTE payment n/a 1.8 1.8

Make-whole payment 0.4 1.0 1.1

Estimated Distributable Cash Flow $16.4 $ 73.2 $78.3

Total estimated distribution $15.2 $ 60.9 $60.9

Expected distribution per unit(3) $0.4750 $ 1.90 $1.90

Total unit coverage ratio(4) 1.08x 1.20x 1.29x

(1) Proforma assuming closing of SXCP IPO effective January 1, 2013.

(2) Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA and 100% Coal Logistics Adjusted EBITDA. Q4

Adj. EBITDA equivalent to midpoint FY13 outlook ($97.5M) minus proforma YTD Adj. EBITDA number ($75.9M—$3.4M stub period adjustment

= $72.5M).

(3) Total unit coverage ratio is estimated distributable cash flow divided by total estimated distributions.

(4) Based on expected Feb 2014 distribution of $0.4750 annualized.

SXCP Q3 2013 Earnings Call

Coal Logistics

Lakeshore

Kanawha River Terminals (“KRT”)

Acquired August 30, 2013

Acquired October 1, 2013

Closed two acquisitions

– Will realize full impact from both beginning in Q4

Create new Coal Logistics segment

– Retained CEO of KRT to lead new segment

– Management team brings extensive operating and industry expertise to SXCP

Expect to leverage expertise of KRT team to grow coal logistics business

SXCP Q3 2013 Earnings Call

Growth Strategy

SXCP

Area of focus:	Cokemaking	Coal Logistics	Iron Ore Processing
Summary:	*Greenfield development and/or acquisition of existing cokemaking facilities with long-term off-take agreements*	*Selective acquisition of coal handling & processing assets, with long-term off-take agreements and limited commodity exposure*	*Investment in ferrous side of steel value chain, such as in concentrating, pelletizing and transport/handling of iron ore*
Organic Growth (SXC)	• Currently permitting a new potential plant • Contract renewal and refurbishment at Indiana Harbor	n/a	• Evaluating potential greenfield DRI opportunities
M&A (SXCP)	• Discussing potential acquisition of targeted coke assets • Complexity implies beyond 2013 timeframe	• Completed two acquisitions to date • Plan to leverage KRT team to grow business	• Received favorable ruling on qualifying income status of concentrating & pelletizing • Potential to deploy tolling/pass-through model

SXCP Q3 2013 Earnings Call 9

Investor Relations: 630-824-1987 www.suncoke.com

APPENDIX

SXCP Q3 2013 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

SXCP Q3 2013 Earnings Call

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

the Partnership’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders; the Partnership’s ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.

Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership’s definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also include new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

SXCP Q3 2013 Earnings Call

2013 Estimated Capital Expenditures & Investments

For Year Ended December 31, 2013

($ in millions) SXCP

On-Going $14

Environmental Remediation $21

Expansion -

Total CapEx $35

Investments $115

Total CapEx & Investments $150

Prefunded from IPO proceeds

Lakeshore and KRT acquistions

SXCP Q3 2013 Earnings Call

SXCP – Adjusted EBITDA and Distributable Cash Flow Reconciliations

SXCP™

($ in Millions)	As Reported Q1'13	Proforma [1] Adj.	Proforma [1] Q1'13	As Reported Q2'13	As Reported Q3'13	Full Year 2013 Guidance: Proforma [1] Low	Full Year 2013 Guidance: Proforma [1] High	Full Year 2013 Guidance: As Reported Low	Full Year 2013 Guidance: As Reported High
Net cash (used in) provided by operating activities	$ 5.7	$ (0.2)	$ 5.5	$ 38.0	$ 26.0				
Depreciation	(7.6)		(7.6)	(7.6)	(8.3)				
Changes in working capital and other	25.8		25.8	(4.0)	6.8				
Net income	$ 23.9		$ 23.7	$ 26.4	$ 24.5	$ 94.5	$ 102.5	$ 94.7	$ 102.7
Add:									
Depreciation	7.6		7.6	7.6	8.3	33.5	33.0	33.5	33.0
Interest expense, net	6.7		6.7	2.8	2.8	16.5	16.0	16.5	16.0
Income tax expense	3.9		3.9	0.2	0.1	4.5	4.5	4.5	4.5
Sales discounts	(0.6)		(0.6)	-	-	(0.6)	(0.6)	(0.6)	(0.6)
Adjusted EBITDA	$ 41.5		$ 41.3	$ 37.0	$ 35.7	$ 148.4	$ 155.4	$ 148.6	$ 155.6
Adjusted EBITDA attributable to NCI	(11.4)	(3.4)	(14.8)	(13.3)	(13.6)	(53.4)	(55.4)	(50.0)	(52.0)
Adjusted EBITDA attributable to Predecessor/SXCP	$ 30.1		$ 26.5	$ 23.7	$ 22.1	$ 95.0	$ 100.0	$ 98.6	$ 103.6
Less:									
Ongoing capex	(0.7)		(0.7)	(1.2)	(2.2)	(9.1)	(9.1)		
Replacement capex accrual	(0.9)		(0.9)	(0.9)	(0.9)	(3.7)	(3.7)		
Cash interest accrual	(2.9)		(2.9)	(2.9)	(2.9)	(11.8)	(11.8)		
Make whole payment	-		-	-	0.6	1.0	1.1		
Payment to DTE Energy Corporation in connection with the Lake Terminal acquisition	-		-	-	1.8	1.8	1.8		
Distributable cash flow	$ 25.6		$ 22.0	$ 18.7	$ 18.5	$ 73.2	$ 78.3		
Quarterly Cash Distribution	13.2 [2]		13.2 [2]	13.5	13.9				
Distribution Coverage Ratio	1.94x		1.66x	1.38x	1.33x				

(1) Proforma assuming closing of SXCP IPO effective January 1, 2013.
(2) Based on minimum quarterly distribution amount of $0.4125

SXCP Q3 2013 Earnings Call

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